November 3, 2005

STRICTLY CONFIDENTIAL

Mr. Doug Croxall
Chairman
FP Technology Holding, Inc.
9100 Wilshire Blvd, Suite 501 East
Beverly Hills, CA 90212

Ladies and Gentlemen:

      The undersigned individuals (the "Management Group") jointly and severally agree to retain Rodman & Renshaw, LLC ("Rodman"), as of the date hereof, as their exclusive agent to arrange and carry out, on a "best efforts" basis, a Collateralized Acquisition PoolTM (CAPTM) Investment Vehicle offering (the "Offering") of securities (the "Securities") issued by a corporation to be identified by the parties hereto (the "Company") and each member of the Management Group shall be jointly and severally liable for the Management Group's obligations hereunder. Rodman shall be authorized to use sub-placement agents, provided that the use of any sub-placement agent by Rodman shall not increase any fees (including cash or warrants) or expenses payable by the Management Group under this Agreement. The Management Group will take all such action as may be within their power to cause the Company to enter into a placement agent agreement in the form attached hereto as Annex B (the "PAA"). To the extent that the Company fulfills any obligation of the Management Group with respect to a particular transaction pursuant to the PAA, the Management Group shall be relieved of such obligation. Upon the execution of the PAA, Paragraphs A1, A2, A4, A5, and E of this Agreement shall become null and void, and the Management Group shall have no further obligations under such Paragraphs of this Agreement. Notwithstanding the preceding sentence hereof, all other Paragraphs, terms, and conditions of this Agreement shall remain in full force and effect. The parties hereto acknowledge that the precise form of the Offering has not yet been determined and that any element thereof is subject to change prior to the execution of agreements setting forth definitive terms. The Securities may include debt, equity and convertible securities and any combination thereof. All decisions, permissions, instructions and consents of the Management Group shall be communicated to Rodman by one individual indicated by the Management Group on the signature page hereof (the "Representative") and Rodman shall be entitled to rely upon any communication received from the Representative. In the event of the death or incompetence of the Representative, the remaining members of the Management Group shall designate a successor Representative in writing to Rodman. This agreement shall hereinafter be referred to as the "Agreement".

      A. Fees and Expenses. In consideration for Rodman's services in analyzing and organizing a possible Offering (the "Services"), the Management Group shall pay to Rodman the following compensation:

            1. Placement Agent's Fee. The Management Group shall pay to Rodman a cash placement fee (the "Placement Agent's Fee") equal to 6% of the aggregate purchase price paid by each purchaser of Securities that are placed in the Offering. The Placement Agent's Fee equal to 1.5% of the gross proceeds of the Offering will be deducted at the closing of the Offering (the "Closing") from the gross proceeds of the securities sold. Following the Closing, immediately upon the release of any funds from the controlled account/trust account agreed to by the Investors (as defined below) and the Company (the "Controlled Account"), an amount equal to 4.5% of the amount released from the Controlled Account shall be paid to Rodman.

            2. Warrants. As additional compensation for the Services, the Management Group shall cause the Company to issue to Rodman or its designees, at the Closing, warrants (the "Rodman Warrants") to purchase that number of shares of common stock of the Company ("Shares") equal to 10% of the aggregate number of Shares placed in the Offering, plus any Shares underlying any convertible Securities, warrants, and units sold in the Offering. The Rodman Warrants shall have the same terms (other than forced exercise provisions, if any), including exercise price and registration rights as the warrants issued to investors ("Investors") in the Offering. If no warrants are issued to Investors, the Rodman Warrants shall have the terms equivalent to those of any other convertible securities issued to Investors, and if no convertible securities are issued, the Rodman Warrants shall have an exercise price equal to the price at which Shares are issued to Investors, an exercise period of five years and registration rights for the Shares underlying the Rodman Warrants equivalent to those granted with respect to the Shares.

            3. Expenses. In addition to any fees payable to Rodman hereunder, if an Offering is not consummated, the Management Group hereby agrees to reimburse Rodman for all reasonable travel and other out-of-pocket expenses (supported by receipts/invoices) incurred in connection with Rodman's engagement, including the reasonable fees and expenses of Rodman's counsel. Such reimbursement shall be limited to $50,000 without prior written approval by the Management Group, and $25,000 of such amount shall be paid to Rodman upon the execution of this Agreement.

            4. M&A Fee. In the event that the Company consummates an Offering, and thereafter or concurrently therewith the Company engages in any transaction involving a purchase or sale of assets or outstanding stock or a merger, acquisition or other business combination (each, a "Transaction") during the Term or the Tail Period (as defined in Paragraph D), the Management Group shall pay to Rodman a cash fee ("M&A Fee") equal to 3% of the Aggregate Consideration upon the closing of the Transaction. "Aggregate Consideration" shall mean the aggregate value of any cash consideration paid, any securities issued, any other non-cash consideration paid, the net present value of any deferred consideration paid, and any debt financing provided to the company the stock, debt or assets of which are acquired (the "Acquired Company"), its stockholders, affiliates or subsidiaries in connection with a Transaction, and the principal amount of all indebtedness of the Acquired Company (or its respective stockholders, affiliates or subsidiaries) which is assumed, retired, left outstanding (but excluding amounts owed to stockholders of the Acquired Company), or for which an exchange occurs in connection with such Transaction.

            5. Warrant Exercise Fee. The Management Group shall pay to Rodman a fee of 5% of the exercise price of each warrant issued to the investors in the Offering which is exercised hereafter, within ten days of the Company's receipt of the exercise price.

      B. No-Shop. Other than as set forth on Attachment I hereto, until the Offering contemplated hereby is completed, but no later than 60 days from the date hereof (the "No-Shop Period"), the Management Group agrees that without the prior written approval of Rodman, they will not, and will not permit any of their employees, agents or representatives, directly or indirectly, to solicit, encourage, initiate, enter into, continue or participate in any negotiations or discussions with, or provide any information to, any third party concerning any public or private offering or other financing or capital-raising transaction of any kind, including but not limited to a "CAP", a "SPAC", a "PIPE", a merger with a public company, or an initial public offering of securities, if such transaction involves a member of the Management Group in any manner whatsoever.

      C. Term and Termination of Engagement. Except as set forth below, the term (the "Term") of Rodman's engagement will begin on the date hereof and end on the earlier of the consummation of the Offering or 15 days after receipt by either party hereto of written notice of termination; provided that no such notice may be given by the Management Group during the No-Shop Period. Notwithstanding any such expiration or termination, Paragraphs D through N shall survive and remain in full force and effect and be binding on the parties hereto.

      D. Fee Tail. Rodman shall be entitled to a Placement Agent's Fee and Rodman Warrants, calculated in the manner provided in Paragraph A, with respect to any subsequent public or private offering or other financing or capital-raising transaction of any kind ("Subsequent Financing") to the extent that such financing or capital is provided to the Management Group or to any member thereof or to any entity in which any member of the Management Group, or any member of his or her family, owns an interest, directly or indirectly (a "Management Entity"), by investors whom Rodman had introduced, directly or indirectly, to the Management Group during the Term (such investors shall be agreed upon by Rodman and the Management Group and listed on Attachment II hereto, which Attachment may be revised from time to time upon the agreement of Rodman and the Management Group) if such Subsequent Financing is consummated at any time within (i) the 18-month period following the consummation of the Offering and (ii), if no Offering shall have been consummated during the Term, the 18-month period following the expiration or termination of this Agreement (the "Tail Period"). Whether or not an Offering is consummated during the Term, the Management Group shall pay to Rodman an M&A Fee, calculated in the manner provided in Paragraph A, with respect to any Transaction consummated with any member of the Management Group or a Management Entity, during the Term or the Tail Period, with a party introduced by Rodman during the Term.

      E. Future Transactions. If, at any time during the Term, or within the 18-month period following consummation of any Offering during the Term, the Company or any of its subsidiaries (i) decides to dispose of or acquire business units or acquire any of its outstanding securities or make any exchange or tender offer or enter into a merger, consolidation or other business combination or any recapitalization, reorganization, restructuring or other similar transaction, including, without limitation, an extraordinary dividend or distributions or a spin-off or split-off, and the Company decides to retain a financial advisor for such transaction, Rodman (or any affiliate designated by Rodman) shall have the right to act as the Company's financial advisor for any such transaction; or (ii) decides to finance or refinance any indebtedness using a manager or agent, Rodman (or any affiliate designated by Rodman) shall have the right to act as a manager, placement agent or lead agent with respect to such financing or refinancing; or (iii) decides to raise funds by means of a public offering or a private placement of equity or debt securities using an underwriter or placement agent, Rodman (or any affiliate designated by Rodman) shall have the right to act as an underwriter, initial purchaser or placement agent for such financing. The Company shall give written notice to Rodman of each such decision and, if Rodman responds in writing within 10 business days (the "Response Period") that it wishes to exercise its rights under this Paragraph E, the Company shall notify Rodman in writing regarding the terms (the "Engagement Terms") of the proposed engagement. If Rodman or one of its affiliates decides to accept any such engagement, the agreement governing such engagement will contain, among other things, provisions for customary fees for transactions of similar size and nature and the provisions of this Agreement, including indemnification, which are appropriate to such a transaction. If Rodman notifies the Company in writing that it does not wish to exercise its rights under this Paragraph E, or fails to respond in writing within the Response Period that it wishes to exercise such rights, the Company shall have the right to retain any other person or persons to provide such services on the Engagement Terms.

      F. Use of Information. The Management Group will furnish Rodman such written information as Rodman reasonably requests in connection with the performance of its Services hereunder. The Management Group understands, acknowledges and agrees that, in performing Rodman's Services hereunder, Rodman will use and rely entirely upon such information as well as publicly available information regarding the Management Group and other potential parties to an Offering and that Rodman does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Management Group or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by Rodman in connection with the provision of its services.

      G. Confidentiality. In the event of the consummation or public announcement of any Offering, Rodman shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of "tombstone" advertisements in financial and other newspapers and journals. The parties hereto have executed a confidentiality agreement which will survive the execution of this Agreement.

      H. Securities Matters. The Management Group shall be responsible for any and all compliance with the securities laws applicable to it, including Regulation D and the Securities Act of 1933, and Rule 506 promulgated thereunder, and unless otherwise agreed in writing, all state securities ("blue sky") laws. Rodman agrees to cooperate with counsel to the Management Group in that regard.

      I. Indemnity. Rodman and the Management Group agree to the indemnification provisions as set forth in Annex A attached hereto.

      J. Limitation of Engagement to the Management Group. The Management Group acknowledges that Rodman has been retained only by the Management Group, that Rodman is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Management Group's engagement of Rodman is not deemed to be on behalf of, and is not intended to confer rights upon, any Affiliate of the Management Group or any other person not a party hereto as against Rodman or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934), employees or agents. Unless otherwise expressly agreed in writing by Rodman, no one other than the Management Group is authorized to rely upon this Agreement or any other statements or conduct of Rodman, and no one other than the Management Group is intended to be a beneficiary of this Agreement. The Management Group acknowledges that any recommendation or advice, written or oral, given by Rodman to the Management Group in connection with Rodman's engagement is intended solely for the benefit and use of the Management Group's management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Rodman shall not have the authority to make any commitment binding on the Management Group. The Management Group, in their sole discretion, shall have the right to reject any investor introduced to them by Rodman.

      K. Limitation of Rodman's Liability to the Management Group. Rodman and the Management Group further agree that neither Rodman nor any of its affiliates or any of its their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act of 1934), employees or agents shall have any liability to the Management Group or any person asserting claims on behalf of or in the right of the Management Group (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Rodman and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of Rodman.

      L. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes which arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York. In the event of the bringing of any action, or suit by a party hereto against the other party hereto, arising out of or relating to this Agreement, the party in whose favor the final judgment or award shall be entered shall be entitled to have and recover from the other party the costs and expenses incurred in connection therewith, including its reasonable attorneys' fees.

      M. Notices. All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or telefax, if sent to Rodman, to Rodman & Renshaw, LLC, 1270 Avenue of the Americas, 16th Floor, New York, NY 10020,
Attention: Thomas Pinou, Telefax number (212) 356-0536, with a copy to Black & Associates, 350 Fifth Avenue, Suite 6710, New York, NY 10118, Telefax number
(866) 659-2945, Attention: Louis E. Black, Esq., and if sent to any member of the Management Group, will be mailed, delivered or telefaxed and confirmed to the address and fax number set forth on the signature page hereof. Notices sent by certified mail shall be deemed received five days thereafter, notices sent by hand delivery or overnight delivery shall be deemed received on the date of the relevant written record of receipt, and notices delivered by telefax shall be deemed received as of the date and time printed thereon by the telefax machine.

      N. Miscellaneous. This Agreement shall not be modified or amended except in writing signed by Rodman and the Management Group. This Agreement shall be binding upon and inure to the benefit of Rodman, the Management Group and their respective assigns, successors, and legal representatives. This Agreement, including Annex A and Annex B hereto, constitutes the entire agreement of Rodman and the Management Group with respect to the subject matter hereof and supersedes any prior agreements. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



                   **The next page is the signature page**

      In acknowledgment that the foregoing correctly sets forth the understanding reached by Rodman and the Management Group, please sign in the space provided below, whereupon this letter shall constitute a binding agreement as of the date indicated above.

Very truly yours,

RODMAN & RENSHAW, LLC


By /s __________________________
Name:
Title:

Accepted and Agreed:

/s/ Doug Croxall
---------------------------------------
          Manager and Representative

Name:       Doug Croxall

Address:    FP Technology Holding, Inc.
            9100 Wilshire Blvd, Suite 501 East
            Beverly Hills, CA 90212

Fax:        310-274-5533

/s/ Bill Santo
----------------------------------------
                                     Manager
Name:   Bill Santo

Address:    181 Wells Avenue, Suite 100
            Newton, MA 02459
Fax:              617-928-5565

Attachment

                                  Attachment I



Paragraph B of the Agreement shall not apply to the transactions and/or entities described below:

                                  Attachment II


The investors covered by Paragraph D of the Agreement are listed below:

                          [Rodman & Renshaw Letterhead]




                                     Annex A



November 3, 2005


Rodman & Renshaw, LLC
1270 Avenue of the Americas, 16th Floor
New York, New York 10020

Attention:  John Borer, III, President

Gentlemen:

      In connection with our engagement of Rodman & Renshaw, LLC ("Rodman") as our agent, we hereby agree jointly and severally to indemnify and hold harmless Rodman and its affiliates, and the respective controlling persons, directors, officers, shareholders, sub-placement agents, agents and employees of any of the foregoing (collectively the "Indemnified Persons"), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), (collectively a "Claim"), which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Management Group or the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with our engagement of Rodman, or (B) otherwise relate to or arise out of Rodman's activities on our behalf under Rodman's engagement, and we shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. We will not, however, be responsible for any Claim, which is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification for such Claim. We further agree that no Indemnified Person shall have any liability to us for or in connection with our engagement of Rodman except for any Claim incurred by us as a result of such Indemnified Person's gross negligence or willful misconduct.

      We further agree that we will not, without the prior written consent of Rodman, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

      Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify us in writing of such complaint or of such assertion or institution but failure to so notify us shall not relieve us from any obligation we may have hereunder, except and only to the extent such failure results in the forfeiture by us of substantial rights and defenses. If we so elect or are requested by such Indemnified Person, we will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and us, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to us, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it in any such Claim and we shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if we fail timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by us therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which we assume the defense, the Indemnified Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

      We agree that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not Rodman is the Indemnified Person), we and Rodman shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to us, on the one hand, and Rodman on the other, in connection with Rodman's engagement referred to above, subject to the limitation that in no event shall the amount of Rodman's contribution to such Claim exceed the amount of fees actually received by Rodman from us and the Company pursuant to Rodman's engagement. We hereby agree that the relative benefits to us, on the one hand, and Rodman on the other, with respect to Rodman's engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by us and the Company as the case may be, pursuant to the Offering (whether or not consummated) for which you are engaged to render services bears to (b) the fee paid or proposed to be paid to Rodman in connection with such engagement.

      Our indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity and (b) shall be effective whether or not we are at fault in any way.

      The provisions of this Agreement shall remain in full force and effect following the completion or termination of Rodman's engagement.


Very truly yours,


Accepted and Agreed:


---------------------------------------
          Manager and Representative

Name:       Doug Croxall

Address:    FP Technology Holding, Inc.
            9100 Wilshire Blvd, Suite 501 East
            Beverly Hills, CA 90212

Fax:        310-274-5533

----------------------------------------
                                     Manager

Name:   Bill Santo

Address:    181 Wells Avenue, Suite 100
            Newton, MA 02459
Fax:              617-928-5565



Confirmed and agreed to as of the date hereof:

Rodman & Renshaw, LLC


By:  _____________________
Name:
Title:

                                     Annex B

                          [Rodman & Renshaw Letterhead]

                                                                November 3, 2005

STRICTLY CONFIDENTIAL

Mr. Doug Croxall
Chairman
FP Technology Holding, Inc.
9100 Wilshire Blvd, Suite 501 East
Beverly Hills, CA 90212

Dear Mr. Croxall:

      This letter (the "Agreement") constitutes the agreement between FP Technology Holding, Inc. (the "Company") and Rodman & Renshaw, LLC ("Rodman") that Rodman shall serve as the exclusive placement agent (the "Services") for the Company, on a "best efforts" basis, in connection with the proposed offer and private placement (the "Offering") by the Company of securities of the Company, including debt, equity and convertible securities (the "Securities"). Rodman shall be authorized to use sub-placement agents, provided that the use of any sub-placement agent by Rodman shall not increase any fees (including cash or warrants) or expenses payable by the Company under this Agreement.

      A. Fees and Expenses. In connection with the Services described above, the Company shall pay to Rodman the following compensation:

            1. Placement Agent's Fee. The Company shall pay to Rodman a cash placement fee (the "Placement Agent's Fee") equal to 6% of the aggregate purchase price paid by each purchaser of Securities that are placed in the Offering. The Placement Agent's Fee equal to 1.5% of the gross proceeds of the Offering will be deducted at the closing of the Offering (the "Closing") from the gross proceeds of the Securities sold. Following the Closing, immediately upon the release of any funds from the controlled account/trust account agreed to by the Investors (as defined below) and the Company (the "Controlled Account"), an amount equal to 4.5% of the amount released from the Controlled Account shall be paid to Rodman.

            2. Warrants. As additional compensation for the Services, the Company shall issue to Rodman or its designees at the Closing, warrants (the "Rodman Warrants") to purchase that number of shares of common stock of the Company ("Shares") equal to 10% of the aggregate number of Shares placed in the Offering, plus any Shares underlying any convertible Securities, warrants, and units sold in the Offering. The Rodman Warrants shall have the same terms (other than forced exercise provisions, if any), including exercise price and registration rights as the warrants issued to investors ("Investors") in the Offering. If no warrants are issued to Investors, the Rodman Warrants shall have the terms equivalent to those of any other convertible securities issued to Investors, and if no convertible securities are issued, the Rodman Warrants shall have an exercise price equal to the price at which Shares are issued to Investors, an exercise period of five years and registration rights for the Shares underlying the Rodman Warrants equivalent to those granted with respect to the Shares.

            3. Expenses. In addition to any fees payable to Rodman hereunder, if an Offering is consummated, the Company hereby agrees to reimburse Rodman for all reasonable travel and other out-of-pocket expenses (supported by receipts/invoices) incurred in connection with Rodman's engagement, including the reasonable fees and expenses of Rodman's counsel. Such reimbursement shall be limited to $50,000 without prior written approval by the Company.


            4. M&A Fee. In the event that the Company consummates the Offering and, thereafter or concurrently therewith the Company engages in any transaction involving a purchase or sale of assets or outstanding stock or a merger, acquisition or other business combination (each, a "Transaction") during the Term or the Tail Period (as defined in Paragraph D), the Company shall pay to Rodman a cash fee ("M&A Fee") equal to 3% of the Aggregate Consideration upon the closing of the Transaction. "Aggregate Consideration" shall mean the aggregate value of any cash consideration paid, any securities issued, any other non-cash consideration paid, the net present value of any deferred consideration paid, and any debt financing provided to the company the stock, debt or assets of which are acquired (the "Acquired Company"), its stockholders, affiliates or subsidiaries in connection with a Transaction, and the principal amount of all indebtedness of the Acquired Company (or its respective stockholders, affiliates or subsidiaries) which is assumed, retired, left outstanding (but excluding amounts owed to stockholders of the Acquired Company), or for which an exchange occurs in connection with such Transaction.

            5. Warrant Exercise Fee. The Company shall pay to Rodman a fee of 5% of the exercise price of each warrant issued to the investors in the Offering which is exercised hereafter, within ten days after the Company's receipt of the exercise price.

      B. No-Shop. Until the Offering contemplated hereby is completed, but no later than 60 days from the date hereof (the "No-Shop Period"), the Company agrees that without the prior written approval of Rodman, it will not, and will not permit any of its shareholders, members, officers, employees, directors, agents or representatives to, directly or indirectly, solicit, encourage, initiate, enter into, continue or participate in any negotiations or discussions with, or provide any information to, any third party concerning any public or private offering or other financing or capital-raising transaction of any kind, including but not limited to a "CAP", a "SPAC", a "PIPE", a merger with a public company, or an initial public offering of securities.

      C. Term and Termination of Engagement. Except as set forth below, the term (the "Term") of Rodman's engagement will begin on the date hereof and end on the earlier of the consummation of the Offering or 15 days after receipt by either party hereto of written notice of termination; provided that no such notice may be given by the Company during the No-Shop Period. Notwithstanding any such expiration or termination, Paragraphs D through N shall survive and remain in full force and effect and be binding on the parties hereto.

      D. Fee Tail. Rodman shall be entitled to a Placement Agent's Fee and Rodman Warrants, calculated in the manner provided in Paragraph A, with respect to any subsequent public or private offering or other financing or capital-raising transaction of any kind ("Subsequent Financing") to the extent that such financing or capital is provided to the Company, or to any entity controlling, controlled by or under common control with the Company (an "Affiliate"), by investors whom Rodman had introduced, directly or indirectly, to the Company during the Term (such investors shall be agreed upon by Rodman and the Company and listed on Attachment I hereto, which Attachment may be revised from time to time upon the agreement of Rodman and the Company) if such Subsequent Financing is consummated at any time within (i) the 18-month period following the consummation of the Offering and (ii), if no Offering shall have been consummated during the Term, the 18-month period following the expiration or termination of this Agreement (the "Tail Period"). If no Offering is consummated during the Term, the Company shall pay to Rodman an M&A Fee, calculated in the manner provided in Paragraph A, with respect to any Transaction consummated by the Company or any Affiliate during the Term or the Tail Period with a party introduced by Rodman during the Term.

      E. Future Transactions. If, at any time during the Term, or within the 18-month period following consummation of any Offering during the Term, the Company or any of its subsidiaries (i) decides to dispose of or acquire business units or acquire any of its outstanding securities or make any exchange or tender offer or enter into a merger, consolidation or other business combination or any recapitalization, reorganization, restructuring or other similar transaction, including, without limitation, an extraordinary dividend or distributions or a spin-off or split-off, and the Company decides to retain a financial advisor for such transaction, Rodman (or any affiliate designated by Rodman) shall have the right to act as the Company's financial advisor for any such transaction; or (ii) decides to finance or refinance any indebtedness using a manager or agent, Rodman (or any affiliate designated by Rodman) shall have the right to act as a manager, placement agent or lead agent with respect to such financing or refinancing; or (iii) decides to raise funds by means of a public offering or a private placement of equity or debt securities using an underwriter or placement agent, Rodman (or any affiliate designated by Rodman) shall have the right to act as an underwriter, initial purchaser or placement agent for such financing. The Company shall give written notice to Rodman of each such decision and, if Rodman responds in writing within 10 business days (the "Response Period") that it wishes to exercise its rights under this Paragraph E, the Company shall notify Rodman in writing regarding the terms (the "Engagement Terms") of the proposed engagement. If Rodman or one of its affiliates decides to accept any such engagement, the agreement governing such engagement will contain, among other things, provisions for customary fees for transactions of similar size and nature and the provisions of this Agreement, including indemnification, which are appropriate to such a transaction. If Rodman notifies the Company in writing that it does not wish to exercise its rights under this Paragraph E, or fails to respond in writing within the Response Period that it wishes to exercise such rights, the Company shall have the right to retain any other person or persons to provide such services on the Engagement Terms.

      F. Use of Information. The Company will furnish Rodman such written information as Rodman reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, Rodman will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that Rodman does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by Rodman in connection with the provision of its services.

      G. Confidentiality. In the event of the consummation or public announcement of any Offering, Rodman shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of "tombstone" advertisements in financial and other newspapers and journals. The parties hereto have executed a confidentiality agreement which will survive the execution of this Agreement.

      H. Securities Matters. The Company shall be responsible for any and all compliance with the securities laws applicable to it, including Regulation D and the Securities Act of 1933, and Rule 506 promulgated thereunder, and unless otherwise agreed in writing, all state securities ("blue sky") laws. Rodman agrees to cooperate with counsel to the Company in that regard.

      I. Indemnity. Rodman and the Company agree to the indemnification provisions as set forth in Annex A attached hereto.

      J. Limitation of Engagement to the Company. The Company acknowledges that Rodman has been retained only by the Company, that Rodman is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company's engagement of Rodman is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against Rodman or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934), employees or agents. Unless otherwise expressly agreed in writing by Rodman, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of Rodman, and no one other than the Company is intended to be a beneficiary of this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by Rodman to the Company in connection with Rodman's engagement is intended solely for the benefit and use of the Company's management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Rodman shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by Rodman.

      K. Limitation of Rodman's Liability to the Company. Rodman and the Company further agree that neither Rodman nor any of its affiliates or any of its their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act of 1934), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Rodman and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of Rodman.

      L. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes which arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York. In the event of the bringing of any action, or suit by a party hereto against the other party hereto, arising out of or relating to this Agreement, the party in whose favor the final judgment or award shall be entered shall be entitled to have and recover from the other party the costs and expenses incurred in connection therewith, including its reasonable attorneys' fees.

      M. Notices. All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or telefax, if sent to Rodman, to Rodman & Renshaw, LLC, 1270 Avenue of the Americas, 16th Floor, New York, NY 10020,
Attention: Thomas Pinou, Telefax number (212) 356-0536, with a copy to Black & Associates, 350 Fifth Avenue, Suite 6710, New York, NY 10118, Telefax number
(866) 659-2945, Attention: Louis E. Black, Esq., and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to _______________, _______________, Telefax number _______________, Attention: Mr. _______________,
_______________. Notices sent by certified mail shall be deemed received five days thereafter, notices sent by hand delivery or overnight delivery shall be deemed received on the date of the relevant written record of receipt, and notices delivered by telefax shall be deemed received as of the date and time printed thereon by the telefax machine.

      N. Miscellaneous. This Agreement shall not be modified or amended except in writing signed by Rodman and the Company. This Agreement shall be binding upon and inure to the benefit of both Rodman and the Company and their respective assigns, successors, and legal representatives. This Agreement, including Annex A hereto, constitutes the entire agreement of Rodman and the Company with respect to the subject matter hereof and supersedes any prior agreements. For the avoidance of doubt, this Agreement shall not supersede any similar agreement with any shareholder or other party directly or indirectly affiliated with the Company. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      In acknowledgment that the foregoing correctly sets forth the understanding reached by Rodman and the Company, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date indicated above.

Very truly yours,

RODMAN & RENSHAW, LLC


By __________________________
Name:
Title:

Accepted and Agreed:

FP TECHNOLGOY HOLDING, INC.

By __________________________
Name:
Title:

Attachment

                                  Attachment I


The following investors are covered by Paragraph D of the Agreement: (i) all of the investors listed on Attachment II to the Agreement dated ________, 2005 among Rodman and the Management Group consisting of ____________________, ____________________, ____________________, and (ii) the investors listed below.

                                     Annex A



November 3, 2005


Rodman & Renshaw, LLC
1270 Avenue of the Americas, 16th Floor
New York, New York 10020

Attention:  John Borer, III, President

Gentlemen:

      In connection with our engagement of Rodman & Renshaw, LLC ("Rodman") as our placement agent, we hereby agree to indemnify and hold harmless Rodman and its affiliates, and the respective controlling persons, directors, officers, shareholders, sub-placement agents, agents and employees of any of the foregoing (collectively the "Indemnified Persons"), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), (collectively a "Claim"), which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with our engagement of Rodman, or (B) otherwise relate to or arise out of Rodman's activities on our behalf under Rodman's engagement, and we shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. We will not, however, be responsible for any Claim, which is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification for such Claim. We further agree that no Indemnified Person shall have any liability to us for or in connection with our engagement of Rodman except for any Claim incurred by us as a result of such Indemnified Person's gross negligence or willful misconduct.

      We further agree that we will not, without the prior written consent of Rodman, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

      Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify us in writing of such complaint or of such assertion or institution but failure to so notify us shall not relieve us from any obligation we may have hereunder, except and only to the extent such failure results in the forfeiture by us of substantial rights and defenses. If we so elect or are requested by such Indemnified Person, we will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and us, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to us, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it in any such Claim and we shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if we fail timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by us therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which we assume the defense, the Indemnified Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

      We agree that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not Rodman is the Indemnified Person), we and Rodman shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to us, on the one hand, and Rodman on the other, in connection with Rodman's engagement referred to above, subject to the limitation that in no event shall the amount of Rodman's contribution to such Claim exceed the amount of fees actually received by Rodman from us pursuant to Rodman's engagement. We hereby agree that the relative benefits to us, on the one hand, and Rodman on the other, with respect to Rodman's engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by us or our stockholders as the case may be, pursuant to the Offering (whether or not consummated) for which you are engaged to render services bears to (b) the fee paid or proposed to be paid to Rodman in connection with such engagement.

      Our indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity and (b) shall be effective whether or not we are at fault in any way.

      The provisions of this Agreement shall remain in full force and effect following the completion or termination of Rodman's engagement.

                                          Very truly yours,

                                          FP Technology Holding, Inc.


                                          By:  _____________________
                                          Name:
                                          Title:
Confirmed and agreed to as of the date hereof:

Rodman & Renshaw, LLC


By:  _____________________
Name:
Title:

                                       19